UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 15, 2005

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NT HOLDING CORP.

(Exact name of registrant as specified in Charter)

NEVADA	000-15303	73-1215433
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8th Floor, No. 211 Johnston Road

Wanchai, Hong Kong

(Address of Principal Executive Offices)

385 Freeport, #1

Sparks, NV 89431

(Former Address of Principal Executive Offices)

917-981-4569

(Issuer Telephone Number)

852-9188-2864

(Former Issuer Telephone Number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 15, 2005, Mr. Alan Lew resigned as a member of the Company’s board of directors. Mr. Lew has no disagreements with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

NT HOLDINGS CORP. (Registrant)

Date: December 15, 2005	/s/ Chun Ka Tsun, Chief Executive Officer

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